UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported):
November 17, 2007
BIOPURE CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-15167 (Commission File Number)	04-2836871 (IRS Employer Identification No.)
11 HURLEY STREET
CAMBRIDGE, MA 02141
(Address of principal executive offices and zip code)
(617) 234-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          (b) On November 17, 2007, R. Todd Wood resigned as Vice President-Operations and Acting Chief Financial Officer of Biopure Corporation (the “Company”). While the Company searches for a Chief Financial Officer, the Company expects to engage a consultant to carry out those duties.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPURE CORPORATION
Date: November 21, 2007	By:	/s/ Zafiris G. Zafirelis
		Name:	Zafiris G. Zafirelis
		Title:	Chairman, President and Chief Executive Officer